1 In sp ir e M e d ic a l S y st e m s, I n c . M a y 2 0 2 1 N Y S E : IN S P

Disclaimer

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expect," "plan," "anticipate," "could," "future," "outlook," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. The forward-looking statements in this presentation relate to, among other things, statements regarding the impact of the COVID-19 pandemic on our business operations, financial results and financial condition, investments in our business, our growth strategies, our expectation that a substantial portion of postponed Inspire therapy procedures will be rescheduled, the activity of our commercial team once circumstances allow, full year 2021 financial and operational outlook, and positive insurance coverage of Inspire therapy and improvements in market access, clinical data growth, product development, indication expansion, market development, and prior authorization approvals.

These forward-looking statements are based on management's current expectations and involve known and unknown risks and uncertainties that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, estimates regarding the annual total addressable market for our Inspire therapy in the U.S. and our market opportunity outside the U.S.; future results of operations, financial position, research and development costs, capital requirements and our needs for additional financing; commercial success and market acceptance of our Inspire therapy; the impact of the ongoing and global COVID-19 pandemic; general and international economic, political, and other risks, including currency and stock market fluctuations and the uncertain economic environment; our ability to achieve and maintain adequate levels of coverage or reimbursement for our Inspire system or any future products we may seek to commercialize; competitive companies and technologies in our industry; our ability to enhance our Inspire system, expand our indications and develop and commercialize additional products; our business model and strategic plans for our products, technologies and business, including our implementation thereof; our ability to accurately forecast customer demand for our Inspire system and manage our inventory; our dependence on third-party suppliers, contract manufacturers and shipping carriers; consolidation in the healthcare industry; our ability to expand, manage and maintain our direct sales and marketing organization, and to market and sell our Inspire system in markets outside of the U.S.; risks associated with international operations; our ability to manage our growth; our ability to increase the number of active medical centers implanting Inspire therapy; our ability to hire and retain our senior management and other highly qualified personnel; risk of product liability claims; risks related to information technology and cybersecurity; risk of damage to or interruptions at our facilities; our ability to commercialize or obtain regulatory approvals for our Inspire therapy and system, or the effect of delays in commercializing or obtaining regulatory approvals; FDA or other U.S. or foreign regulatory actions affecting us or the healthcare industry generally, including healthcare reform measures in the U.S. and international markets; the timing or likelihood of regulatory filings and approvals; risks related to our debt and capital structure; our ability to establish and maintain intellectual property protection for our Inspire therapy and system or avoid claims of infringement; tax risks; risks that we may be deemed an investment company under the Investment Company Act of 1940; regulatory risks; the volatility of the trading price of our common stock; and our expectations about market trends. Other important factors that could cause actual results, performance or achievements to differ materially from those contemplated in this presentation can be found under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the year ended December 31, 2020, as updated in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, and as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC's website at www.sec.gov and the Investors page of our website at www.inspiresleep.com. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management's estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, unless required by applicable law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation.

This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. We do not intend our use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of us by, these other parties.

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INSPIRE CONFIDENTIAL
Inspire
Sleep Apnea Innovation

© I n s p ir e M e d ic a l S y s te m s , In c . A ll R ig h ts R e s e rv e d IN S P IR E C O N F ID E N T IA L 3

Focus on a Strong Start to 2021!!!

- Updated FY 2021 Guidance:
  - Revenue: $192M - $196M, representing 66% - 70% growth from FY 2020 revenue of $115.4M
  - Gross margin: 84% - 85%
  - Territories: 8 to 9 territories per quarter
  - New U.S. centers: 36 to 40 centers per quarter
- In 2021, our focus will be to continue expansion by improving **capacity** and **conversion:**
  1. Highlighting expansion of training new centers with focus on Ambulatory Surgical Centers (ASCs)
  2. Cadence of recruiting Territory Managers in-line with center expansion, along with support staff (FCRs)
  3. New Direct-to-Consumer campaigns to bring more people to the website
  4. Expansion of Advisor Care Program (call center) to capture most in-bound calls thereby driving improvements in patient connections to healthcare providers
  5. Grow capacity at existing centers
- New Category I CPT codes approved and in the RUC survey process
- New formal DRG code in Germany became effective Jan 1, 2021 (previous 5 years were under NUB system)

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INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

Update on Inspire Operations: Impact of COVID-19

- We continue to closely monitor COVID-19 including:
  - We experienced cancelations or delays in cases in early 2021 in select states (Northeast and Southeast), but do not currently see significant impact beyond normal Q1 seasonality
  - With ASCs, we have some flexibility to move cases, but do not envision the localized lock-downs to be sustained
  - Center openings and new Territory Manager hiring remain strong
  - Continuing with an active prior authorization pipeline and high approval rates
  - Engaging and educating physicians and patients through our online platform using virtual health talks, online tools and the new Inspire Sleep app
  - Refocusing and expanding direct-to-consumer marketing strategies between radio and TV, as well as expanding call center coverage and improving conversion rates
- Focus remains on ensuring strong patient outcomes and follow-up

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INSPIRE CONFIDENTIAL
Inspire
Sleep Apnea Innovation

Significant Business Progress Since IPO: Strong Foundation in Place to Drive Greater Penetration

Broader Commercial Expansion Phase

- Continue to Increase Volume by Training and Opening New Centers
- Drive Increased Utilization at Existing Centers
- Continue to Maintain High quality Patient Outcomes

✓ Reimbursement Phase

✓ Regulatory Phase

✓ Clinical Phase



Rapid Increase in Covered Lives (mm)
2
25
165
220
IPO (May '18)
Dec '18
Dec '19
Dec '20

- PMA approval from the FDA in 2014
- Clinical evidence in approximately 2,500 patients and 150+ papers
- Effectiveness demonstrated in a real-world setting (ADHERE)
- More than 14,000 patients treated with Inspire therapy to date
- Medicare coverage in all 50 states with increase in surgeon fees

Expanding commercial efforts to drive continued growth in therapy adoption

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INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

Commercial Execution: Opportunity to Accelerate Interest and Conversions

Our Direct-to-Patient Strategy Has Proven to Be Successful in Reaching and Educating Patients About Inspire Therapy...

1 Generating Interest

Selectively Expanding DTC Advertising



Inspire Website Visitors (mm)
2.3
4.5
4.8
+109%
2018
2019
2020

2 Qualifying Interest

Matching the Right Patient with the Right Physician for the Right Therapy

2020
- 237k Doctor Searches
- 62k Doctor Contacts
- Launched Advisor Care Program

2021
Expanding Adviser Care Program

3 Driving Conversion

Conversion of < 10% of Incoming Calls

2020
~4k U.S. Implants

2021
Strive for Continuous Improvement of Conversion Rates

...And We Are Now Focused on Both Broadening These Efforts and Increasing Our Overall Conversion Rate and Utilization at Existing Centers

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INSPIRE CONFIDENTIAL
Inspire
Sleep Apnea Innovation

Inspire is an Innovative Neurostimulation Solution for Moderate to Severe Obstructive Sleep Apnea (OSA)

- First and only FDA-approved neurostimulation technology for OSA
- More than 14,000 patients treated with Inspire therapy
- Therapy for the estimated 35–65% of non-CPAP compliant patients
- ~$10bn annual U.S. market opportunity
- Innovative, closed-loop, minimally invasive solution
- Safe, comfortable, and convenient therapy
- Significant body of clinical evidence involving over 2,500 patients across 23 studies
- Strong customer base and growing sales team
- Growing reimbursement with 220 million U.S. covered lives
- Proven management team leading 375+ employees

Our History & Key Milestones

1990s: Medtronic (MDT) begins early work on the development of Inspire

2001: Initial clinical results published by MDT

2007: Inspire is founded after being spun-out of MDT

2011: Initiated Phase III pivotal STAR trial; CE mark received in Europe

2014: STAR results published in the *New England Journal of Medicine* in January; **received PMA approval from the FDA**

2015: 18-month STAR data published; revenues of $8.0M

2016: 1,000th implant milestone; revenues of $16.4M

2017: Launched Inspire IV neurostimulator in U.S.; announced 5-year STAR results; 2,000th implant; revenues of $28.6M

2018: Inspire IV CE mark; 5-year STAR results publication; initial public offering on NYSE; Aetna begins covering the Inspire therapy; revenues of $50.6M

2019: 7,500th patient receives Inspire therapy; Many BCBS plans and other large insurers write positive coverage; six Medicare LCD drafts; revenues of $82.1M

2020: Medicare coverage in all 50 states; FDA approved expanded age range to include 18 to 21-year-old patients; Inspire Sleep app released; 10,000th patient receives Inspire therapy; revenues of $115.4M

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INSPIRE CONFIDENTIAL

Strong Management Team



Tim Herbert

President, CEO & Founder

- 30+ Years of Experience

Medtronic



Rick Buchholz

Chief Financial Officer

- 25+ Years of Experience

superDimension

EY Building a better working world

Vascular Solutions



Randy Ban

Chief Commercial Officer

- 25+ Years of Experience

Boston Scientific Advancing science for life™

GUIDANT



Phil Ebeling

Chief Operating Officer

- 20+ Years of Experience

Abbott

St. Jude Medical

Boston Scientific Advancing science for life™



Bryan Phillips

SVP, General Counsel & Chief Compliance Officer

- 20+ Years of Experience

SURMODICS

cerevel

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INSPIRE CONFIDENTIAL

Inspire Sleep Apnea Innovation

OSA is a Serious and Chronic Disease

OSA is Caused by a Blocked or Partially Blocked Airway

Typical Obstructive Sleep Apnea Event


Airway obstruction during breathing

- Blockage prevents airflow to the lungs
- Results in repeated arousals and oxygen de-saturations
- Severity of sleep apnea is measured by frequency of apnea or hypopnea events per hour, which is referred to as the Apnea-Hypopnea Index (AHI)

Normal range:
AHI < 5 events per hour

Mild sleep apnea:
5 ≤ AHI < 15 events per hour

Moderate sleep apnea:
15 ≤ AHI < 30 events per hour

Severe sleep apnea:
AHI ≥ 30 events per hour

Inspire's Focus

Most Patients Are Unaware of Their Condition…

- High risk patients: obese, male or of advanced age
- Common first indicator: heavy snoring
- Other indicators:
  - Lack of energy
  - Headaches
  - Depression
  - Nighttime gasping
  - Dry mouth
  - Memory or concentration problems
  - Excessive daytime sleepiness

…and Untreated OSA Multiplies Serious Health Risks

2x
The risk for stroke[1]

2x
The risk for sudden cardiac death[2]

5x
The risk for cardiovascular mortality[3]

57%
Increased risk for recurrence of Atrial Fibrillation after ablation[4]


Increased Risk of Mortality[5]
% Surviving
100%
90%
80%
70%
60%
50%
No OSA
Mild OSA
Moderate OSA
Severe OSA
0
5
10
15
20
Years of Follow-up

Source: Company Website
1. Redline et al, The Sleep Heart Health Study. Am J Res and Crit Care Med 2010.
2. Gami et al, J Am Coll Cardiol 2013.
3. Young et al, J Sleep 2008.
4. Li et al, Europace 2014.
5. Prospective Study of Obstructive Sleep Apnea and Incident Coronary Heart Disease and Heart Failure from SHHS and Wisconsin Sleep Cohort Study.

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INSPIRE CONFIDENTIAL

Current Treatment Options, Such as CPAP and Invasive Surgery, Have Significant Limitations

Continuous Positive Airway Pressure (CPAP) is the Leading Therapy for OSA

- Delivered through a mask that connects through a hose to a bedside air pump
- Demonstrated improvements in patient-reported sleep quality and reductions in daytime sleepiness
- **Long-term limitations as a therapeutic option, primarily due to low patient compliance (approximately 35% – 65%)**
- Low patient compliance as many patients find the mask or treatment cumbersome, uncomfortable and loud



Drivers of Non-Compliance

- ☒ Mask Discomfort
- ☒ Mask Leakage
- ☒ Pressure Intolerance
- ☒ Skin Irritation
- ☒ Nasal Congestion
- ☒ Nasal Drying
- ☒ Nosebleeds
- ☒ Claustrophobia
- ☒ Lack of Intimacy

Invasive Surgery

- Several variations of sleep surgery
- Success rates vary widely (30% - 60%)[1]
- Irreversible anatomy alteration
- In-patient surgery with extended recovery



Uvulopalatopharyngoplasty (UPPP)



Maxillomandibular Advancement (MMA)

1. *Shah, Janki, et al; American Journal of Otolaryngology (2018). Uvulopalatopharyngoplasty vs. CN XII stimulation for treatment of obstructive sleep apnea: A single institution experience.*

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INSPIRE CONFIDENTIAL

Inspire Sleep Apnea Innovation

A Strong Market Opportunity Exists for an Alternative to CPAP that is Effective and Minimally Invasive

Prevalence & Economic Costs

- ✓ Sleep apnea affects +100 million people worldwide[1]
- ✓ Approximately 17 million individuals in the U.S. with moderate to severe OSA
  - Annually, ~2 million adult patients are prescribed a CPAP device [2]
- ✓ Annual U.S. economic costs of untreated moderate to severe OSA are between $65 - $165 billion[3]
- ✓ OSA economic costs are potentially greater than asthma, heart failure, stroke, and hypertensive disease
- ✓ OSA is associated with an increase in:
  - Rate & severity of vehicle accidents
  - Increased healthcare utilization
  - Reduction of work performance
  - Occupational injuries


Adults with Moderate to Severe OSA Prescribed CPAP[2] = ~2 million
•Less: 65% CPAP Compliant
Published literature estimates CPAP non-compliance rates of 35% - 65%
35% of CPAP Non-Compliant Adults = ~700,000
•Less: 30% Anatomy Challenges
70% Inspire Anatomy Eligible = ~500,000
•Multiplied by our ASP
Inspire U.S. Market = ~$10 billion

Note: ASP constitutes abbreviation for average selling price.
1. *Source: World Health Organization.*
2. *Company estimates.*
3. *Represents moderate to severe OSA. Source: McKinsey & Company, 2010.*

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INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

Inspire Therapy is a Proven Solution for Patients with OSA

Inspire System


Inspire

Remote control and three implantable components:

1. **Pressure sensing lead**: detects when the patient is attempting to breathe
2. **Neurostimulator**: houses the electronics and battery power for the device
3. **Stimulation lead**: delivers electrical stimulation to the hypoglossal nerve

Inspire Procedure


3 Stimulation Lead
1 Pressure Sensing Lead
Hypoglossal Nerve
2 Neurostimulator

- Approximately a two-hour outpatient procedure
- Requires three small incisions
- Patients typically recover quickly and resume normal activities in just a few days
- System activation occurs 30 days after implantation
- Patient controls system by turning on the device each night with the remote control before going to sleep

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INSPIRE CONFIDENTIAL
Inspire Sleep Apnea Innovation

Inspire Therapy is a Safe and Effective Solution

Mild Stimulation is a Clear Mechanism of Action


No Stimulation
Mild Stimulation
Palate
Tongue Base
Obstructed Airway
Palate
Tongue Base
Open Airway

Inspire Therapy Offers Significant Benefits

- ✓ Strong safety profile
- ✓ Effective and durable treatment
- ✓ Closed-loop system
- ✓ Strong patient compliance
- ✓ High patient satisfaction
- ✓ Minimally invasive outpatient procedure
- ✓ ~11-year battery life (without recharging)
- ✓ Utilizes patient's natural physiology
- ✓ Short recovery times post surgery
- ✓ Patient controlled therapy

Long-term outcomes demonstrate that Inspire therapy addresses the shortfalls of current treatments

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INSPIRE CONFIDENTIAL

Objective Measures Show the Impact of Inspire Therapy on OSA

Polysomnogram Before and After Activation of Inspire System

After activating the Inspire system, the patient exhibited a more regular breathing pattern, higher and more consistent blood oxygen levels, and fewer or no transient arousals.


Airflow
Breathing
Oxygen Saturation
Inspire system turned on
OSA events
No OSA events

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INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

© I n s p ir e M e d ic a l S y s te m s , In c . A ll R ig h ts R e s e rv e d IN S P IR E C O N F ID E N T IA L C lin ic a l E v id e n c e 1 6

Significant Body of Clinical Evidence Evaluating Inspire in more than 2,500 Patients, in 150+ papers

	Clinical Studies	Patients Evaluated
Company Sponsored	Stimulation Therapy for Apnea Reduction (STAR)	126
Company Sponsored	German Post-Market Study	60
Company Sponsored	ADHERE Patient Registry	1,017
Company Sponsored	Pediatric / Down Syndrome	26
Independent	Inspire vs. traditional sleep surgery (Cleveland Clinic, Thomas Jefferson, UPenn)	248
Independent	Independent Studies in Single Centers [2]	150
Independent	Independent Studies of Specific Populations	418
Independent	German and French Experience (Munich, Lubeck, Bordeaux)	143
	Total Patients Evaluated Above	**2,188**

The NEW ENGLAND JOURNAL of MEDICINE

JAMA Otolaryngology–Head & Neck Surgery

EUROPEAN RESPIRATORY journal
FLAGSHIP SCIENTIFIC JOURNAL OF ERS

SLEEP

JCSM Journal of Clinical Sleep Medicine

AMERICAN ACADEMY OF OTOLARYNGOLOGY-HEAD AND NECK SURGERY FOUNDATION

THE Laryngoscope FOUNDED IN 1896

1. Due to the inclusion of certain patients in multiple studies, some studies are not shown in the table because they do not add any incremental patients to the overall total.
2. Includes Thomas Jefferson University Hospital (TJUH) & University of Pittsburgh Medical Center (UPMC); University Hospitals – Cleveland; Non-Academic Hospital in San Diego; and University of Pennsylvania.

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INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

STAR Trial Met Both Primary Endpoints & Showed Statistically Significant Reductions in AHI & ODI

Significant Reduction in Severity of OSA



Apnea-Hypopnea Index (Median)
Events per Hour
29.3
9.0
9.7
6.0
6.2
Baseline N=126
12 Month N=124
18 Month N=123
3 Year N=98
5 Year N=71
All p values <0.001 vs. baseline results in median

Meaningful Levels of Compliance Post-Implantation



Oxygen Desaturation Index (ODI) (Median)
Events per Hour
25.4
7.4
8.6
4.8
4.6
Baseline N=126
12 Month N=124
18 Month N=123
3 Year N=98
5 Year N=71
All p values <0.001 vs. baseline results in median

Withdrawal of Inspire Therapy Resulted in Reversal of Therapeutic Benefit, Further Demonstrating Inspire's Effectiveness



Apnea-Hypopnea Index (Mean)
Score (Events/hr)
31.3
30.1
7.2
7.6
8.9
25.8
Baseline
1 Year
Randomized, Therapy-withdrawal Trial
Therapy-maintenance Group (N=23)
Therapy-withdrawal Group (N=23)



Oxygen Desaturation Index (Mean)
Score (Events/hr)
26.7
26.8
6.3
6.0
8.0
23.0
Baseline
1 Year
Randomized, Therapy-withdrawal Trial
Therapy-maintenance Group (N=23)
Therapy-withdrawal Group (N=23)

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INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

Additional STAR Findings Showed Meaningful Improvement in Quality of Life Metrics


Functional Outcomes of Sleep Questionnaire (Median)
Normalized daytime functioning = 17.9
14.6
18.2
18.4
18.8
18.7
Baseline N=126
12 Mo. N=124
18 Mo. N=123
3 Yr. N=98
5 Yr. N=92
All p values <0.001 vs. baseline results


Epworth Sleepiness Scale (Median)
Normalized daytime sleepiness = 10.0
11.0
6.0
6.0
6.0
6.0
Baseline N=126
12 Mo. N=124
18 Mo. N=123
3 Yr. N=98
5 Yr. N=92
All p values <0.001 vs. baseline results


No or Soft Snoring (Median)
17%
86%
87%
81%
90%
Baseline N=108
12 Mo. N=103
18 Mo. N=103
3 Yr. N=100
5 Yr. N=80


Bed Partner Leaves Room (Median)
30%
5%
4%
3%
1%
Baseline N=108
12 Mo. N=103
18 Mo. N=103
3 Yr. N=100
5 Yr. N=80

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INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

Summary of Inspire Clinical Studies

	STAR Trial[1]		German Post-Market Study[1]	ADHERE Patient Registry[1]	TJUH and UPMC Evaluation[2]
# of Inspire Patients	124	97	56	1,017	97
Time Following Implantation	12 Months	5 Years	12 Months	12 Months	3 Months
AHI – Baseline	29.3	29.3	28.6	32.8	35.6
AHI – Therapy	9.0	6.2	9.5	9.5	6.3
ESS – Baseline	11	11	13	11	11
ESS – Therapy	6	6	7	6	6
FOSQ – Baseline	14.6	14.6	13.7	*	*
FOSQ – Therapy	18.2	18.7	18.6	*	*
Therapy Compliance	86% daily; 93% 5+ days weekly	80% daily	Average 39 hours per week; 89% ≥20 hours per week	Average 5.6 hours per night	Average >45 hours per week

1. Represents median results.
2. Represents mean results.
* Not measured

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INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

We Intend to Continue to Build the Depth of Our Clinical Data with Our ADHERE Patient Registry

ADHERE Patient Registry: Our post-implantation study with the goal of collecting data on a group in excess of 5,000 patients

Registry Results from 1,017 Patients

- Registry study designed to be retrospective and prospective
- 54 centers are involved in registry to date
- Registry enrolled >2,700 patients since October 2016
- Five peer-reviewed manuscripts

Adherence Monitoring: Average home device use: 5.6 hours / night

Results from the ADHERE registry show Inspire therapy is an effective treatment for OSA in a real-world setting.



Apnea Hypopnea Index (Median)
32.8
P<0.0001
71% Reduction
9.5
Baseline
N=984
12 Months
N=382
Epworth Sleepiness Scale (Median)
Normalized daytime sleepiness = 10.0
11
45% Reduction
P<0.0001
6
Baseline
N=881
12 Months
N=439



Inspire is Better Experience than CPAP
95%
Would Recommend to Friends / Family
96%
Overall Patient Satisfaction
93%
Patients would Choose Inspire Again
94%

Note: Enrollments as of April 2021. Results are from Thaler, Laryngoscope 2019

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INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

© I n s p ir e M e d ic a l S y s te m s , In c . A ll R ig h ts R e s e rv e d IN S P IR E C O N F ID E N T IA L R e im b u rs e m e n t 2 2

AMA Grants Approval for New, Category I Procedure Codes

The AAO-HNS physician society applied for a comprehensive, dedicated new CPT Code set for the hypoglossal nerve stimulation implant. These new codes will have payment rates measured only for Inspire and not blended, becoming effective January 1, 2022

- Hypoglossal Nerve Stim will no longer share Procedure Codes with Vagus Nerve Stim for Epilepsy
- No more 'New Technology' Cat III codes for Inspire (T-Codes) effective January 1, 2022
- High potential that Physician payment for Inspire's procedure will increase with new codes
    - 'RUC' survey will be performed to evaluate physician 'work' and expenses for our codes
    - Medicare makes the call on how many 'RVUs' will be assigned: RVU (Relative Value Units) proposal from Medicare publishes in mid-year 2021
- Hospital payment for Inspire will not change: New code maps to same Facility payment bucket (APC) as old codes for both hospital and ambulatory surgical centers (ASC)
    - Hospital: 2021 National Average Medicare payment of $29,455; commercial insurance is ≈ 1.4x Medicare
    - ASC: 2021 National Average Medicare payment of $24,299; commercial insurance is ≈1.9x Medicare

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INSPIRE CONFIDENTIAL

Covered Lives Summary

Positive BCBS Plans: 82M Total Covered Lives

- Wellmark
- Horizon
- North Carolina
- Premera
- Regence
- Kansas
- Mississippi
- Louisiana
- Kansas City
- Independence
- Minnesota
- Florida
- South Carolina
- Idaho
- HealthNow NY
- Federal Employee Plan
- Alabama
- Highmark
- Massachusetts
- Excellus
- California
- Michigan
- Nebraska
- Tennessee
- HCSC (IL, TX, etc.)
- CareFirst (DC)
- Capital Blue
- North Dakota
- Arkansas
- Arizona
- Rhode Island

Large Insurance Plans

- United Healthcare: 41M
- Aetna: 22M
- Humana: 17M
- Cigna: 16M

- Anthem: 40M – continue to obtain individual prior auth approvals

Small Plans – Positive Coverage

- TriCare
- Emblem Health
- Medica
- Medical Mutual
- HAP of MI
- Ascension
- Quartz Health
- Capital District Physicians Health Plan (NY)
- Keystone First VIP Choice
- AVMed
- Cleveland Clinic
- Preferred One
- Ohio State University
- WEA Trust (WI)
- Priority Health (MI)
- Health New England
- SelectHealth (Utah)
- HealthPartners (MN)
- Geisinger
- Security Health Plan
- UPMC Health Plan
- Fallon Health of Massachusetts
- Centene Corp.
- GEHA (Gov't Employees Health Assoc.)
- Providence Health Plan
- AllWays Health Partners
- Harvard Pilgrim
- Tufts Health Plan

Covered Lives Summary

Total Plans Gained in 2020: **13**
Total Lives Gained in 2020: **48 million**

Total Positive Plans at 12/31/20: **63**
Total U.S. Covered Lives at 12/31/20: **220 million**

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INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

Medicare Local Coverage Determination (LCD) Completed and In-Place - All coverage criteria consistent in all 50 states

MAC	Final LCD Publication Date
Noridian	March 15, 2020
Novitas	March 15, 2020
First Coast (Florida)	March 15, 2020
National Government Services (NGS)	April 1, 2020
Palmetto	June 21, 2020
CGS	April 1, 2020
Wisconsin Physicians Service (WPS)	June 14, 2020



JF Noridian
JE Noridian
JF
J6 NGS
J5 WPS
JH Novitas
J8 WPS
J15 CGS
JL Novitas
JK NGS
JM Palmetto
JJ Palmetto
JN-FCSO

- BMI criterion = Below 35
- AHI criterion = 15 to 65 events per hour
- Other criteria mirrors FDA Indications
- Represents 40 million covered lives
  - Medicare Advantage is an additional 20 million covered lives

25

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INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

© I n s p ir e M e d ic a l S y s te m s , In c . A ll R ig h ts R e s e rv e d IN S P IR E C O N F ID E N T IA L P ro d u c t D e v e lo p m e n t a n d D ig ita l H e a lth 2 6

Inspire Digital Health Definition

Connected tools for Sleep Docs, Surgeons, and Patients that improve outcomes and reduce work.

- **Collaborative patient screening**
- **Seamless, personalized care**
- **Efficient therapy management**





27
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INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

Foundational Customer Needs
Opportunities to Create Brand Preference

ENT Surgeon



- Strong, Predictable Patient Outcomes
- Speed and Ease of **Implant Procedure**

Sleep MD



- Strong, Predictable Patient Outcomes
- Speed and Ease of **Patient Management**

Sleep Apnea Patients



- Outcomes – Feel Better / Reduce Risk
- Comfort
- Convenient / Easy to use

28
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INSPIRE CONFIDENTIAL
Inspire
Sleep Apnea Innovation

There are 6,000 Board Certified Sleep MDs in the US

Over 90% are aware of Inspire
Less than 40% are currently referring for Inspire

Training


8% Other
4% Otolaryngology
25% Psychology / Neurology
63% Internal Medicine / Pulmonary

Age


31% >60
30% 50-60
39% under 50yrs old

Practice


14% Other (military, etc.)
33% Private Practice
27% Employed (community system)
27% Academic

Management & Mindset

- **Growth oriented**
- Internal DME vs. **External DME**
- Hyper focused on AHI vs. **Balanced perspective**
  - QoL
  - Long term risk (AHI)
  - Patient Satisfaction

29

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INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

Sleep MDs Need Familiarity/Confidence in the Therapy Pathway


What they think about CPAP
Patient
Treated OSA


What they think about Inspire
Insurance
Procedure
Programming
Etc.

Perceived to be:
- Invasive
- Costly
- **Complex**

30
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CPAP History: A proven model

1980



CPAP Invented

Game changing new therapy

1994



Increased Comfort

First nasal pillow

1995



Ease of Use

Integrated humidifier

2007



Auto Adjusting

First Auto PAP

2014



Smart, connected CPAP

Anytime adherence & efficacy
Remote adjustment of settings

Inspire History: A similar path

2014


Model 3032
inspire
inspire

FDA Approval

Game changing therapy

2016



New Patient Remote

Increased ease of use

2017


inspire

40% Size Reduction

Increased comfort

2018



Inspire Cloud

Track adherence & efficacy

2021+



Smart, connected Inspire

Anytime adherence & efficacy
Remote adjustment of settings

31

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INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

2021 Inspire System


Sleep Diagnostic Cloud
Inspire Cloud
Internet
Mobile App
Bluetooth®
Inductive Telemetry
Sleep Diagnostic Devices
Hospital PC or Web Browser
USB: flash drive
Bluetooth®

Bluetooth® and the Bluetooth logo are registered trademarks of Bluetooth SIG, Inc.

32

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INSPIRE CONFIDENTIAL

Digital Pipeline 2020/2021

2020 › Q2 › Q3 › Q4 › 2021 › Q2 › Q3



App
- Patient education
- Find a doctor
- Clinical ESS survey

Cloud
- Clinician collaboration
- Usage monitoring



Inspire
Practice Patients Upload Help
John Johnson
December 23, 1976
12345
123456-78
Care Team
Patient Status
Initial Consult
ENT Consult
Airway Exam/DISE
Insurance Status
Patient Education
View Details
Virtual check-in
Let us know how its going with Inspire.
Learn more
Tired
OK
Well rested

2020/2021
- Patient education tracking
- Collaborative patient screening
- Virtual patient check-in



2021
- Digital monitoring of usage
- Browser-base interface
- Possible integration of AHI monitor

33
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INSPIRE CONFIDENTIAL
Inspire Sleep Apnea Innovation

We have a Targeted Approach to Market Development and Patient Outreach

Market Development

- ✓ Inspire has built a referral network with physicians across the treatment continuum
- ✓ Differentiated marketing engine capable of generating demand through patient channels



Direct-to-Patient Channels / Self-Referred
Cardiac Practice / EP[1] Referrals
Dental Practice Referrals
Inspire Program Core Team
Sleep Practice Referrals
Sleep Practice Refer and Manage

1. Electrophysiologists (EP)

Direct-to-Patient Outreach Machine



Company Sponsored
Public Relations
Google
CBS THIS MORNING
NBC NEWS
FOX 5
WCVB 5
Local Radio
Local TV
Physician to Physician
Patient Word of Mouth

Q1 2021 Website Results



1.7M Web Visitors (+7% YoY)	89K Doctor Searches (+9% YoY)	27K Doctor Contacts (+102% YoY)

34

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INSPIRE CONFIDENTIAL

DTC Program: Strategic Pillars

#1: Drive Efficient Awareness


CNN
NBC
ESPN

#2: Educate & Segment IS.com


Inspire
No mask.
No hose.
Just sleep.

#3: Convert to Appointment



#4: Convert Appointment to Implant



Paid Media
- **Breakthrough Content**
- **Playbook Testing**

Customized journeys "Get Started"

Advisor Care Program (ACP)

Inspire App, Tablet, Patient Tracking

Marketing Automation

35
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INSPIRE CONFIDENTIAL
Inspire
Sleep Apnea Innovation

Advisor Care Program (ACP)
Connecting Qualified Patients Directly to our Centers

Patient calls number on MD Listing



NYU Otolaryngology Associates
Telemedicine Available
Request an Appointment
Dr. Erich P. Voigt

Call connected to Inspire Advisor



Inspire Advisor calls clinic; Connects patient with LIVE scheduler



Turning Patient Interest into Actionable Steps Toward an Inspire Implant

36
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INSPIRE CONFIDENTIAL
Inspire Sleep Apnea Innovation

Our Sales Strategy Engages All Key Stakeholders Across the OSA Treatment Paradigm

Holistic Approach to Engagement Across Key Stakeholders in the OSA Treatment Paradigm



Sleep Centers
Patients
Inspire
Sleep Apnea Innovation
ENT Physicians

U.S. Sales Organization

- 117 Territories in U.S. and 9 in Europe
  - Managed by 4 Area Vice-Presidents and 20 Regional Sales Managers
  - Supported by Therapy Awareness Managers and Field Clinical Reps
  - Field Training Staff
- Target for each rep to manage 5 – 7 active centers per territory

Continue to build capacity to treat patients by adding centers, hiring Territory Managers, and adding training and support structure, including Regional Managers and staff to cover implant cases and activations

37
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INSPIRE CONFIDENTIAL

Keys To Driving a Strong Territory

Territory Manager Strategy

- **New Centers and Territory Framing**
  - Leading with 4 Area Vice Presidents
    - Area Business Managers focus solely on new centers
  - Building Regional Manager Team, 20 in Q1 2021
  - Adding Field Clinical Reps (FCRs) to support implants
- **Continue adding Territories**
  - Ended Q1 2021 with 117 U.S. Territories (10 added in Q1 2021)
- **Sales Training**
  - Inspire University conducted quarterly for new employees
- **Free up selling time for tenured reps to focus on driving patient flow**
  - Invest in FCRs to cover cases and activations

How TMs Spend their Time


FCRs to Support
Find The Right Centers
Attend DISE, Cases & Follow up
Manage Prior Authorization, Coding & Payment
Drive Patient Flow & Practice Readiness

38
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INSPIRE CONFIDENTIAL

The Great Balancing Act



KEEPING CONTROL WHILE GROWING FAST

Focus on the rapid scaling of commercialization while ensuring proper training to maintain control of high-quality therapy outcomes

39

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INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

© I n s p ir e M e d ic a l S y s te m s , In c . A ll R ig h ts R e s e rv e d IN S P IR E C O N F ID E N T IA L Fi n a n c ia ls 4 0

Quarterly Revenue ($ in Millions)


$3.0
$3.6
$4.7
$5.2
$5.3
$6.0
$7.3
$10.0
$10.0
$10.9
$13.1
$16.6
$16.3
$18.0
$20.9
$26.9
$21.3
$12.2
$35.8
$46.0
$40.4
1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21

%YoY Revenue Growth	79%	69%	56%	91%	90%	81%	80%	66%	62%	65%	60%	62%	31%	-32%	72%	71%	89%

41

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INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

Q1 2021 Performance

YoY Revenue ($ in millions)



YoY Increase: 89%
$21.3
$40.4
Q1 2020
Q1 2021

Territories
EQ1 2021: 117
EQ1 2020: 82



Q1 2021 Revenue Mix
US
OUS
6%
94%
Q1 2020 Revenue Mix
US
OUS
10%
90%

YoY Gross Margin



YoY Increase: 60bps
84.6%
85.2%
Q1 2020
Q1 2021

42

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INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

Annual Revenue and Gross Margin

($ in millions)


2016 – 2020 CAGR: 62.9%
$16.4
$28.6
$50.6
$82.1
$115.4
Guidance
$192-196
2016
2017
2018
2019
2020
2021

Annual Gross Margin					
2016	2017	2018	2019	2020	2021
76.2%	78.9%	80.1%	83.4%	84.7%	*Guidance 84 - 85%*

Updated 2021 Guidance:

- FY2021 revenue range of $192M - $196M, representing 66% - 70% growth from FY2020
- FY2021 gross margin between 84% - 85%

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INSPIRE CONFIDENTIAL

43

Our Growth Strategies

- Ensure strong and consistent patient outcomes globally through planned and controlled expansion and robust physician training
- Promote awareness among patients, ENT physicians, sleep centers, and referring physicians
- Expand U.S. sales and marketing organization to drive adoption of our Inspire therapy
- Leverage final Medicare LCDs and 220 million covered lives while continuing with prior authorization model
- Invest in research and development to drive innovation and expand indications
- Further penetrate existing and expand into new international markets

44

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INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

Our Innovative Inspire Solution has a Significant First Mover Advantage

Compelling Market Opportunity

- **Large and growing prevalence of OSA**
- **Significant economic cost of untreated OSA**
- **Urgent clinical need for an effective alternative to CPAP**
- **~$10bn annual market opportunity in the U.S.**

Inspire Therapy is Strongly Positioned

- **FDA PMA approval since 2014**
  - More than 14,000 patients treated at over 540 medical centers across the U.S. and Europe
- **Significant payor experience**
  - 220 million covered lives in the U.S.
  - Leverage highly effective prior authorization model
- **Evidence of safety and 5-year long-term sustained efficacy**
  - Consistent results across four sponsored and 19 independent clinical studies evaluating ~2,500 patients
  - Ongoing enrollment of 5,000 patient ADHERE registry (>2,700 patients enrolled thru April 2021)
- **Differentiated products built on years of development**
  - Closed loop system that leverages our pressure sensing lead and proprietary algorithm
  - Current device represents the 4th generation of our Inspire system, which has an ~11-year battery life and allows for MRI of head and extremities

45
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INSPIRE CONFIDENTIAL
Inspire
Sleep Apnea Innovation